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                                                                  EXHIBIT (D)(4)

                                   APPENDIX A
                                       TO
                             SUB-ADVISORY AGREEMENT
                             As of December 6, 2007


DOMESTIC EQUITY FUNDS

WisdomTreeSM Total Dividend
WisdomTreeSM Dividend Top 100SM
WisdomTreeSM High-Yielding EquitySM
WisdomTreeSM LargeCap Dividend
WisdomTreeSM MidCap Dividend
WisdomTreeSM SmallCap Dividend
WisdomTreeSM Total Earnings
WisdomTreeSM Earnings Top 100SM
WisdomTreeSM Earnings 500
WisdomTreeSM Low P/E
WisdomTreeSM MidCap Earnings
WisdomTreeSM SmallCap Earnings

INTERNATIONAL EQUITY FUNDS

WisdomTree DEFA
WisdomTree DEFA High-Yielding EquitySM
WisdomTreeSM Europe Total Dividend
WisdomTreeSM Europe High-Yielding EquitySM
WisdomTreeSM Europe SmallCap Dividend
WisdomTree India Earnings Fund
WisdomTreeSM Japan Total Dividend
WisdomTreeSM Japan High-Yielding EquitySM
WisdomTreeSM  Japan SmallCap Dividend
WisdomTree  SM Pacific Ex Japan Total Dividend
WisdomTree  SM Pacific Ex Japan High-Yielding EquitySM
WisdomTreeSM International Dividend Top 100 SM
WisdomTreeSM International LargeCapDividend
WisdomTreeSM International MidCap Dividend
WisdomTreeSM International SmallCap Dividend
WisdomTree  SM Emerging Markets High-Yielding EquitySM
WisdomTree  SM Emerging Markets SmallCap Dividend
WisdomTreeSM International Real Estate

                                   APPENDIX A
                                       TO
                             SUB-ADVISORY AGREEMENT
                             As of December 6, 2007


INTERNATIONAL SECTOR FUNDS

WisdomTreeSM International Basic Materials Sector
WisdomTreeSM International Communications Sector
WisdomTreeSM International Consumer Cyclical Sector
WisdomTreeSM International Consumer Non-Cyclical Sector
WisdomTreeSM International Energy Sector
WisdomTreeSM International Financial Sector
WisdomTreeSM International Industrial Sector
WisdomTreeSM International Technology Sector
WisdomTreeSM International Utilities Sector
WisdomTreeSM International Health Care Sector